                                                               EXHIBIT 10.23

                                MASTER AGREEMENT

        MASTER AGREEMENT (the "Agreement") made as of the __ day of February, 1994, by and between TEAC CORPORATION, a corporation organized and existing under the laws of Japan having its principal place of business at 3-7-3 Naka-cho, Musashino, Tokyo, Japan ("TEAC"), and JT STORAGE, INC., a Delaware corporation (the "Corporation").

                                     RECITALS

        WHEREAS, Jugi Tandon ("Tandon") has formed the Corporation for the purpose of developing, manufacturing, marketing, and selling magnetic hard disk drives initially utilizing the engineering team of Kalok Corporation ("Kalok") and the Corporation, technologies of TEAC, to be obtained by TEAC pursuant to an Agreed Order Compromising Controversies (the "Agreed Order"), to be entered the Bankruptcy Court presiding over the Bankruptcy Case No. 93-54027 MM of Kalok Corporation, a California corporation ("Kalok"), such technologies to be licensed by TEAC to the Corporation;

        WHEREAS, Tandon and TEAC also desire to establish among Tandon, the Corporation and TEAC certain cooperative relationships for the purpose of continuing the development of projects currently in process, developing future technologies and products and supplying of parts, components, subassemblies and finished drives; and

        WHEREAS, in order effect the contribution and licensing to the Corporation of certain technologies and assets requisite to the accomplishment of its purposes, to effect the licensing of certain technologies from TEAC to the Corporation, and from the Corporation to TEAC and to govern the relationships amongst Tandon, the Corporation and TEAC as customers, suppliers, investors, licensees and directors, each such party desire to enter into this agreement and other related agreements referenced herein or pertinent hereto.

        WHEREAS, the Agreed Order (to which TEAC and the Corporation are to be parties) authorizes certain transactions upon which this Agreement is predicated, and pursuant to which certain actions of TEAC and the Corporation will be governed.

        NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Formation of the Corporation. Prior to the Commencement Date (as hereinafter defined), Tandon shall have caused the Corporation to be formed under the provisions of the corporation law of the State of Delaware. The Articles of Incorporation for the Corporation shall be in the form attached hereto as Exhibit 1.

        2. Bylaws. Tandon shall cause the adoption by the Corporation of the form of By-Laws attached hereto as Exhibit 2 prior to the Commencement Date.

        3. Stockholders' Agreement. Prior to the Commencement Date, TEAC and the Corporation shall execute and deliver to each other executed counterparts of the Stockholders' Agreement in the form attached as Exhibit 3 hereto (the "Stockholders' Agreement").

        4. License Agreement. On the Commencement Date, TEAC and the Corporation, shall deliver to each other executed counterparts of the License Agreement in the form attached as Exhibit 4 hereto (the "License Agreement").

        5. Representations and Warranties of TEAC. As an inducement to Tandon to enter into and perform its obligations under this Agreement and all of the other documents, instruments and agreements to be executed and delivered pursuant hereto or in connection herewith (the "Related Agreements"), TEAC hereby represents and warrants to Tandon, as of the date of this Agreement and the Commencement Date, as follows:

                a. Organization. TEAC is a corporation duly organized, validly existing and in good standing under the laws of Japan.

                b. Authorization. TEAC has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Related Agreements to be entered into by TEAC, and the consummation by TEAC of the transactions contemplated hereby and thereby have been duly and properly authorized by all requisite corporate action. This Agreement is, and each of the Related Agreements, when duly executed and delivered by TEAC will be, valid and binding obligations of TEAC, enforceable against TEAC in accordance with their respective terms.

                c. Investment. TEAC is acquiring its equity interest in the Corporation for investment purposes only and not with a view towards the resale thereof in connection with a distribution, it being understood, subject to the terms of the Stockholders' Agreement, that the disposition by TEAC of its interests in the Corporation shall at all times remain within its sole control.

        6. Representations and Warranties of the Corporation. As an inducement to TEAC to enter into and perform its obligations under this Agreement and the Related Agreements, the Corporation hereby represents and warrants to TEAC, as of the date of this Agreement and the Commencement Date, as follows:

                a. Capitalization. Immediately following the Commencement Date, the issued and outstanding common capital stock of the Corporation, on a fully diluted basis, will be as follows:

                    (i) 10% shares of the Corporation's Common Stock, par value $.00001 per share (the "Common Stock"), on a fully diluted basis, owned beneficially and of record by TEAC.

               (ii) 1,000 shares of Common Stock, owned beneficially and of record by Tandon.

               (iii) A warrant exercisable for 2% of the shares of Common Stock, issued by the Corporation to the Official Committee of Unsecured Creditors of Kalok Corporation.

        b. Organization of the Corporation. As of the Commencement Date, the Corporation will be a corporation duly organized, validly existing and in good standing under the corporation laws of the State of Delaware.

        c. Authorization. As of the Commencement Date, the Corporation will have full corporate power and authority to execute, deliver and perform its obligations under the Related Agreements to be entered into by the Corporation, and the consummation by the Corporation of the transactions contemplated thereby will have been duly and properly authorized by all requisite corporate action. Each of the Related Agreements, when duly executed and delivered by the Corporation will be valid and binding obligations of the Corporation, enforceable in accordance with their respective terms.

7.      Contribution and Issuance of Shares.

        a. TEAC Contributions. In consideration of the issuance of the shares of Common Stock of the Corporation referred in Section 6a, TEAC shall contribute to the Corporation the Hard Assets (as defined in the Agreed Order) and the rights provided royalty free under Section 3.1 and 3.4 of the License Agreement.

        b. Commencement Date. As used herein, the "Commencement Date" shall mean 10 a.m. on the first business day following the date on which the last of the following shall have occurred:

               (i)      the Order Date shall have occurred;

               (ii) Steven Kaczeus and the Engineers listed on Schedule 7B hereto shall have accepted employment with the Corporation; and

               (iii) all regulatory approvals requisite to the consummation of the transactions contemplated hereby shall have been waived or obtained; provided each of the parties shall undertake the best efforts to obtain approvals to which it is subject.

        In the event that the Commencement Date shall not occur on or before
February   , 1994, this Agreement shall become null and void and the parties shall be under no obligation to consummate the transactions contemplated hereby.

             c. Tandon Contributions. Tandon or his share transferees shall fund, raise funds or cause there to be funded on an non-debt basis the amounts required under Schedule 7C on the dates specified therein. Breach of this Section shall automatically be deemed to be a material breach of this Agreement for purposes hereof and of the License Agreement, subject to the sixty (60) day cure period set forth in the License Agreement.

             d. Order Date. As used in this Agreement, the term "Order Date" shall mean the first business day following the date upon which the Agreed Order shall be entered by the Bankruptcy Court for the Northern District of California, San Jose division, substantially in the form of
        Exhibit 7D hereto, notwithstanding whether an appeal shall be taken with respect to the Agreed Order.

        8.   Omitted.

        9. Employment of Engineers. Tandon shall cause the Corporation to undertake all reasonable efforts to solicit and employ the engineers listed on
Schedule 7B (the "Subject Engineers") hereto and none of the parties hereto or their respective Affiliates (other than the Corporation) shall solicit to employ, or employ, any of the Subject Engineers unless the License Agreement has been terminated in accordance with its terms.

        10. Completion of Nordic Project. As essential consideration for TEAC entering into this Agreement, Tandon agrees to cause the Corporation to promptly undertake, as a first priority, its best efforts to continue and complete the development of the 540mb HDD and the hard disk drive technology known as "Nordic II". Without limiting the foregoing, such efforts shall include the dedication, as a first priority, of sufficient engineering personnel and resources, the provision of sufficient funding and materials resources and cooperation with TEAC engineers, suppliers and potential customers.

        11. Bankruptcy Proceeding. The parties hereto shall fully cooperate in and undertake all reasonable efforts by themselves and their respective counsel and affiliates to effect all of the transactions contemplated by the Agreed Order (whether or not a party thereto), including prosecution of the Motion of Debtor and Debtor-In-Possession in support of Order Approving Compromise of Controversies and Authority to Enter into Contracts and the entry of the Agreed Order.

        12. Public Disclosure. None of TEAC, the Corporation or Tandon, nor any of their respective agents or employees, not any persons acting on their behalf, shall make any formal or informal public release to the press or otherwise concerning the relationship or relationships of the parties hereto without the prior consent of the other parties hereto. The following description may be provided to customers and vendors (other than by press release):

       "Mr. Jugi Tandon has formed JT Storage, Inc., a corporation which will continue the engineering and development programs of Kalok Corporation. TEAC Corporation has licensed to JT Storage, Inc. the principal proprietary technology to be initially utilized by JT Storage, Inc. in its product development and has acquired a minority interest in JT Storage, Inc. The Corporation and TEAC have licensed certain of their future HDD developments to each other. Certain key engineers associated with Kalok's development programs have agreed to join JT Storage, Inc. and will be equity holders of JT Storage, Inc."

        13. Confidentiality. Tandon and TEAC each agree, and Tandon agrees to cause the Corporation, to undertake all reasonable efforts to treat, and to cause each of its Affiliates, agents and employees to treat, as confidential
(as if it were their own trade secrets) all proprietary information they receive from each other, whether pursuant hereto, the Related Agreements or otherwise. The parties hereto acknowledge that the parties hereto may find it necessary to disclose to third parties proprietary information in connection with the manufacturing of components, parts and accessories; in such circumstances, the party hereto may make such information available to third parties, provided that such party shall first obtain from the recipients a fully-executed confidentiality agreement which is at least as restrictive as the confidentiality agreement contained herein. The foregoing shall not restrict any party's right to provide technical information and test data that is reasonably requested by customers in the ordinary course of business. None of the parties shall be bound by the provisions of this Section 15 with respect to information which (a) is in the public domain at the time of disclosure; (b) becomes a part of the public domain after the time of disclosure, other than through disclosure by the recipient or some other third party who is under an agreement of confidentiality with respect to the subject information or obtained the information from the recipient; (c) is required to be disclosed by law or
(d) is disclosed by a third party not bound by any agreement of confidentiality with respect to such information which third party did not obtain the information from the recipient.

        14.  Omitted.

        15. Other Business Activities; Disclosure and Waiver. The parties hereto understand that any party hereto or its affiliates may be interested, directly or indirectly, in various other businesses and undertakings not included in the Corporation, which may be competitive with the business of the Corporation. Each party also understands that the conduct of the business of the Corporation may involve business dealings with such other businesses and undertakings. The parties hereto hereby agree that, except as expressly provided herein or in the Related Agreements, the creation of the Corporation and the assumption and performance by any of the parties of their duties hereunder shall be without prejudice to their rights (or the rights of their affiliates) to have such other interests and activities and to receive and enjoy profits or compensation therefrom, and each party waives and releases any rights or claims it might otherwise have to share or participate in such other interests or activities of any party or their affiliates. Except as expressly provided herein or in the Related Agreements, the parties may engage in or possess any interest in any other business venture of any nature or description independently or with others, and neither the Corporation nor any other party hereto shall have any right by virtue of this Agreement in and to such venture or the income or profits derived therefrom.

16.     General.

        a. Notices. All notices, demands, consents, requests, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed effective only upon delivery (whether receipt is accepted or refused) at the addresses set forth below (or at such other addresses within the United States of America as shall be given in writing by any party to the others in accordance with this Section 16(a). Notices may be delivered by hand, United States registered or certified mail, return receipt requested, bonded private courier service or by telecopier (followed immediately in writing by bonded private courier service).

        If to TEAC:        TEAC Corporation
                           3-7-3 Nakacho, Musachino
                           Tokyo, Japan
                           Attention: General Manager Disk
                           Drive Products Division
                           Facsimile: 0422-52-3771

        with copies to:    TEAC America, Inc.
                           7733 Montebello Road
                           Montebello, California 90640
                           Attention: Executive Vice President
                           Facsimile: 213/727-7688

                                and

                           Katten Muchin & Zavis
                           525 West Monroe Street
                           Chicago, Illinois 60661
                           Attention: Mark D. Gerstein
                           Facsimile: 312/902-1061

        If to the          JT Storage, Inc.
        Corporation        2125 Madera Road
                           Simi Valley, California 93065
                           Facsimile: 808/582-3227

        with a copy to:    Riordan & McKenzie
                           5743 Corsa Avenue, Suite 116
                           West Lake Village, California 91362
                           Attention: Lawrence Weeks
                           Facsimile: 818/706-2956

        b. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws.

        c. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

        d. Entire Agreement. This Agreement, the Related Agreements and those documents expressly referred to herein and therein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        e. Counterparts. This Agreement may be executed on separate counterparts transmitted by telecopy, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

        f. Successors; Assigns; Transferees. This Agreement is intended to bind and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. No party may assign any of his, her or its rights or obligations hereunder without the written consent of the other parties.

        g. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

        h. Amendments and Waivers. Any provision of the Agreement may be amended or waived only with the prior written consent of all of the parties hereto.

        i. Descriptive Headings; Interpretation. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. The term "Affiliate" as applied to any person or entity means any other person or entity directly or indirectly controlling, controlled by, or under common control with, that person or entity. The term "control" (including, with correlative meanings, the terms controlling, controlled by and under common control with), as applied to any entity, means the possession, directly or indirectly, of the power to vote 50% or more of the voting stock (or in the case of an entity that is not a corporation, 50% or more of the ownership interest, beneficial or otherwise) of such entity or otherwise to direct or cause the direction of the management and policies of that entity, whether through the ownership of voting stock or other ownership interest, by contract or otherwise. All of executive officers, 50% shareholders, directors, subsidiaries, joint ventures and partners shall be deemed to be Affiliates for purposes of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter genders shall include all genders, the singular shall include the plural and vice versa and shall refer solely to the parties signatory thereto unless otherwise specifically provided.

        j. Preamble: Preliminary Recitals. The Preliminary Recitals set forth in the Preamble hereto are hereby incorporated and made part of this Agreement.

        k. Consent to Jurisdiction and Service of Process. Each of TEAC and Tandon hereby consent to the jurisdiction of any state or federal court located within the County of Los Angeles, State of California and irrevocably agree that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such courts. Each of the parties hereto accept for itself, himself or herself, as the case may be, and in connection with its, his or her properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the parties hereto designate and appoint CT Corporation System and such other persons as may hereinafter be selected by them who irrevocably agree in writing to so serve as agent to receive on their behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each such party to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each such party hereto as provided herein, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by a party hereto refuses to accept service, such party hereby agrees that service upon it, him or her, as the case may be, by mail shall constitute sufficient notice. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

        l. WAIVER OF JURY TRIAL; ARBITRATION. (i) EACH OF TEAC AND TANDON HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREBY. EACH OF TEAC AND TANDON ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS,

TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF TEAC AND TANDON ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF TEAC AND TANDON FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS, HIS OR HER, AS THE CASE MAY BE, LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS, HIS OR HER, AS THE CASE MAY BE, JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT;

(ii) (a) If any controversy or claim between the parties hereto arises out of this Agreement or dispute may, at the election of either party within 10 days of notice of breach hereunder, if any, or with respect to any matter, not the subject of such a notice, at any time prior to the filing of an action in a court of proper jurisdiction under clause (i) above, shall be submitted to binding arbitration in Los Angeles, California, under the Commercial Arbitration Rules of the American Arbitration Association; provided further that any matter provided for in this Agreement to be mutually agreed to, negotiated or otherwise discussed between the parties shall be subject to arbitration hereunder only if specifically provided in this Agreement.

        (b) One arbitrator shall be appointed under the Commercial Arbitration Rules of the American Arbitration Association, who shall be a business person with at least five years experience in the disk drive industry; provided, however, that if any disagreement arises concerning specialized matters such as intellectual property rights, product design or computer engineering, market conditions or importing/exporting regulations, then the arbitrator shall also have an expertise in such matters. As soon as the panel has been convened, a hearing date shall be set within 45 days thereafter. Written submittals shall be presented and exchanged by both parties 15 days before the hearing date, including reports prepared by experts upon whom either party intends to rely. At such time the parties shall exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. Each party shall also make its respective experts available for deposition by the other party prior to the hearing date. The arbitrator shall make its award as promptly as practicable after conclusion of the hearing.

                (c) The arbitrator shall not be bound by the rules of evidence or civil procedure, but rather may consider such writings and oral presentations as reasonable businessmen would use in the conduct of their day-to-day affairs, and may require the parties to submit some or all of their presentations orally or in written form as the arbitrators may deem appropriate. It is in the intention of the parties to limit live testimony and cross-examination to the extent necessary to insure a fair hearing to the parties on the matters submitted to arbitration, and to provide neither party more than ten business days to present its position. The parties have included the foregoing provisions limiting the scope and extent of the arbitration with the intention of providing for prompt, economic and fair resolution of any dispute submitted to arbitration.

                (d) The arbitrator shall have the discretion to award the costs of arbitration, arbitrators' fees and the respective attorneys' fees of each party between the parties as they see fit. Judgment upon the award entered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall make its award in accordance with applicable law and based on the evidence presented by the parties, and at the request of either party at the state of the arbitration shall include in its award findings of fact and conclusions of law both in law and equity which would be available in a court having jurisdiction over the parties and over the subject matter of the dispute. Such powers shall include, but not be limited to, the power to require specific performance.

                (e) The arbitration agreement set forth herein shall not limit a court from granting a temporary restraining order or preliminary injunction in order to preserve the status quo of the parties pending arbitration. Further, the arbitrator shall have power to enter such orders by way of interim award, and they shall be enforceable in court.

        m. Payment of Fees. In the event of litigation or arbitration of any dispute or controversy arising from, in, under or concerning this Agreement or any Related Agreement and any amendments hereof, the prevailing party or parties in such action shall be entitled to recover from the other parties in such action, such sums as the court shall fix as reasonable attorneys' fees and expenses incurred by such parties, allocated as such court shall determine.

        n. No Broker. The parties hereto hereby represent and warrant to each other that there are no claims for brokerage or other commissions or finder's or other similar fees in connection with the transactions covered by this Agreement insofar as such claims shall be based on arrangements or agreements made by or on its behalf. The parties hereby agree to indemnify, defend and hold each other harmless from and against all liabilities, costs, damages and expenses (including reasonable attorneys' fees) from any such claims based upon the agreement or alleged agreement of the indemnifying party giving rise to such claim.

        o. No Waiver of Default. No consent or waiver, express or implied, by any party or of any breach or default by any other party in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by any other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any of the other parties or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by any such party of its rights hereunder.

        p. Remedies. Each of the parties confirms that damages at law may be an inadequate remedy for a breach or threatened breach of this Agreement and agrees that, in the event of a breach or threatened breach of any provisions hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but nothing herein contained is intended to, nor shall it limit or affect, any rights at law or by statute or otherwise of any party aggrieved as against any other party for breach or threatened breach of any provision hereof, it being the intention by this section to make clear the agreement of the parties that the respective rights and obligations of the parties shall be enforceable in equity as well as at law or otherwise.

        q. Future Deliveries. Each party will, from time to time, execute and deliver such further instruments and do such further acts and things as may be reasonably requested by any other party to carry out the intent and purposes of this Agreement.

        r. Computation of Time. In the computation of any period of time provided for in this Agreement, the day of the act or event from which said period of time runs shall be excluded, and the last day of such period shall be included unless it is a Saturday, Sunday, or national Japanese or United States holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday, or national Japanese or United States holiday. As used in this Agreement "business day" for any party shall be a day which is not a Saturday, Sunday or national Japanese or United States holiday. Time shall be computed based on Los Angeles local Time.

                IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


                                              TEAC CORPORATION


                                              By:
                                                  -----------------------------
                                                    a duly authorized signatory


                                              JT STORAGE, INC.


                                              By:        /s/ Sirjang Tandon
                                                  -----------------------------
                                                    a duly authorized signatory

                                   EXHIBIT TO
                                MASTER AGREEMENT

Exhibit 1 - Attached

Exhibit 2 - Attached

Exhibit 3 - Attached

Exhibit 4 - Attached

Exhibit 7b - Attached List

Exhibit 7c - $125,000 per month average during each three month period commencing February 7, 1994 (prorated for such partial month) until $5,000,000 in the aggregate has been funded into the Corporation. Funding of the Corporation in excess of $125,000 in any month shall be credited toward future months and existing average funding until consumed.

                                  SCHEDULE 7B

Teddy Hadiono - Servo Engineer
Steve Harris - ASIC Engineer
Larry Hewitt - Electrical Engineer
Steven Kaczeus, Jr. - Mechanical Engineer
Steve Kelly - Read/Write Engineer
Greg Kudo - Mechanical Engineer
Joe Liu - Firmware Engineer
Bill Thanos - VP Engineering
Don Vohar - Firmware Engineer
Rich Albert - Firmware

                                                                    EXHIBIT 1

                          Certificate of Incorporation

                                       of

                                JT Storage, Inc.

        I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:


                                   ARTICLE I

        The name of the Corporation is JT Storage, Inc.


                                   ARTICLE II

        The registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle. The name of the Corporation's registered agent is The Corporation Trust Company.


                                  ARTICLE III

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.


                                   ARTICLE IV

        The total number of shares of stock which the Corporation shall have authority to issue is two thousand (2,000). All such shares are to be common stock, par value of $.000001 per share, and are to be of one class.

                                ARTICLE V

        The name and mailing address of the Incorporator is Mark A. Morton, One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899.

                                ARTICLE VI

        The powers of the Incorporator shall terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the sole director of the Corporation until the first annual meeting of the stockholders of the Corporation, or until his successor is elected and qualified, is Rajeev Tandon, 19820 Northridge Road, Chatsworth, CA 91311.

                               ARTICLE VII

        Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                               ARTICLE VIII

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to make, alter and repeal the By-Laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law made by the Board of Directors.

                                   ARTICLE IX

        A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

        Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.


                                   ARTICLE X

        The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

        IN WITNESS WHEREOF, I, the undersigned, being the Incorporator hereinabove named, do hereby further certify that the facts hereinabove stated are truly set forth, and accordingly I have hereunto set my hand this 3rd day of February, 1994.


                                                /s/  Mark Morton
                                                --------------------------------
                                                Mark A. Morton

                                                                      EXHIBIT 2

                                    BY-LAWS

                                       OF

                                   ARTICLE I

                                  Stockholders


        Section 1.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

        Section 1.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons.

        Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these by-laws, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

        Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or it after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 1.5. Quorum. Except as otherwise provided by law, the certificate of incorporation or these by-laws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these by-laws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation or any subsidiary of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

        Section 1.7. Voting; Proxies. Except as otherwise provided by the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the certificate of incorporation or these by-laws, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy and entitled to vote thereon.

        Section 1.8. Fixing Date for Determination of Stockholders of Record. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        Section 1.9. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

          Section 1.10. Action By Consent of Stockholders. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of minutes of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          Section 1.11. Inspectors of Election. The corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

          Section 1.12. Conduct of Meetings. The Board of Directors of the corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                                   ARTICLE II

                               Board of Directors

        Section 2.1. Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

        Section 2.2. Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons named as directors in the certificate of incorporation, and each director so elected shall hold office until the first annual meeting of stockholders or until his successor is elected and qualified. At the first annual meeting of stockholders or until his successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his successor is elected and qualified. Any director may resign at any time upon written notice to the corporation. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified.

        Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

        Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

        Section 2.5. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

        Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificates of incorporation, these by-laws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

          Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.8. Informal Action by Directors. Unless otherwise restricted by the certificates of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

                                  ARTICLE III

                                  Committees


          Section 3.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

          Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these by-laws.

                                   ARTICLE IV

                                    Officers


          Section 4.1. Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

         Section 4.2. Powers and Duties of Executive Officers. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

                                ARTICLE V

                                  Stock


          Section 5.1. Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation certifying the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                      ARTICLE VI

                                    Indemnification


          Section 6.1. Right to Indemnification. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partner-ship, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (an "indemnitee"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such indemnitee. The corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized by the Board of Directors of the corporation.

          Section 6.2. Prepayment of Expenses. The corporation shall pay the expenses (including attorney's fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

          Section 6.3. Claims. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor by the indemnitee has been received by the corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

          Section 6.4. Nonexclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 6.5. Other Indemnification. The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

          Section 6.6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.


                              ARTICLE VII

                             Miscellaneous


          Section 7.1. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

          Section 7.2. Seal. The corporate seal shall have the name of the corporation inscribed thereon and shall be such form as may be approved from time to time, by the Board of Directors.

          Section 7.3. Waiver of Notice of Meetings of Stockholders, Directors and Committee. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

         Section 7.4. Interested Directors; Quorum. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

          Section 7.5. Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

         Section 7.6. Amendment of By-Laws. these by-laws may be altered or repealed, and new by-laws made, by the Board of Directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise.

and (c) are entitled to recover from any party, breaching the terms hereof, the profits earned by such breaching party as a portion of the money damages sought in any suit.



TEAC Corporation                            DZU AD



By:              [sig]                        By:            [sig]
    -----------------------------               ----------------------------
    Its Duly Authorized Signatory              Its Duly Authorized Signatory


JT Storage, Inc.                            DZU Corporation



By:                                         By:             [sig]
    -----------------------------               ----------------------------
    Its Duly Authorized Signatory               Its Duly Authorized Signatory